Fees Summary	Oct. 16, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,135.33
Total Fee Amount	5,135.33
Total Transaction Valuation	37,185,554.80
Total Offset Amount	(0)
Net Fee	$ 0.00
Offset Table N/A	N/A